NEWS RELEASE ©2022 U. S. Steel. All Rights Reserved www.ussteel.com CONTACTS: Arista Joyner Manager Financial Communications T – (412) 433-3994 E – aejoyner@uss.com Kevin Lewis Vice President Investor Relations T – (412) 433-6935 E – klewis@uss.com FOR IMMEDIATE RELEASE United States Steel Corporation, Big River Steel LLC and BRS Finance Corp. Commence Tender Offers to Purchase for Cash $300,000,000 Aggregate Principal Amount of Securities Includes offers for securities issued by United States Steel Corporation and co-issued by Big River Steel LLC and BRS Finance Corp. PITTSBURGH, August 17, 2022 -- United States Steel Corporation (NYSE: X) (“U. S. Steel” or the “Company”) and its subsidiaries, Big River Steel LLC, a Delaware limited liability company, and BRS Finance Corp., a Delaware corporation (together, “Big River Steel,” and collectively with U. S. Steel, the “Offerors,” and each of U. S. Steel and Big River Steel individually, an “Offeror”), announced today the commencement of tender offers to purchase (each offer a “Tender Offer” and collectively, the “Tender Offers”) for cash, subject to certain terms and conditions, up to a total of $300,000,000 aggregate principal amount (the “Tender Cap Amount”) of (i) the 6.875% Senior Notes due 2029 (CUSIP No. 912909AU2) issued by U. S. Steel (the “2029 Notes”), (ii) the 6.650% Senior Notes due 2037 (CUSIP No. 912909AD0) issued by U. S. Steel (the “2037 Notes”) and (iii) the 6.625% Senior Secured Notes due 2029 (CUSIP Nos. 08949LAB6 and U0901LAB6) issued by Big River Steel (the “2029 Secured Notes” and, together with the 2029 Notes and the 2037 Notes, the “Securities”), subject to the Series Maximum Tender Amount (as defined below) and subject to the Acceptance Priority Levels (as defined below) and proration. U. S.

NEWS RELEASE

Steel is the Offeror for the 2029 Notes and the 2037 Notes and Big River Steel is the Offeror for the 2029 Secured Notes.

The Tender Offers are scheduled to expire at 11:59 p.m. New York City time on September 14, 2022 (the "Expiration Date"), unless extended or earlier terminated by the Offerors. The Tender Offers are being made pursuant to an Offer to Purchase dated August 17, 2022 (the "Offer to Purchase"), which sets forth a more detailed description of the Tender Offers. Holders of the Securities are urged to carefully read the Offer to Purchase before making any decision with respect to the Tender Offers.

The aggregate principal amount of the Securities that may be purchased pursuant to the Tender Offers will not exceed the Tender Cap Amount. The aggregate principal amount of each series of Securities that may be purchased pursuant to the Tender Offers will not exceed the applicable maximum tender amount set forth in the table below (with respect to each series of Securities, the "Series Maximum Tender Amount"). Subject to the Tender Cap Amount and the Series Maximum Tender Amounts, the aggregate principal amount of any series of Securities that is purchased in a Tender Offer will be based on the acceptance priority level for such series, as set forth in the table below (the "Acceptance Priority Level"). As discussed in more detail in the Offer to Purchase, each of the Offerors, respectively, reserves the right, but is under no obligation, to increase or decrease any or all of the Series Maximum Tender Amounts. The Offerors also reserve the right, but are under no obligation, to increase or decrease the Tender Cap Amount, at any time, subject to compliance with applicable law.

The following table sets forth certain terms of the Tender Offers:

						Dollars per $1,000 Principal Amount of Securities		
Title of Security	Issuer	CUSIP No. / ISIN	Principal Amount Outstanding	Acceptance Priority Level	Series Maximum Tender Amount	Tender Offer Consideration(1)	Early Tender Premium	Total Consideration(1)(2)
6.875% Senior Notes due 2029	United States Steel Corporation	912909AU2 / US912909AU28	$700,000,000	1	$225,000,000	$945.00	$50.00	$995.00
6.650% Senior Notes due 2037	United States Steel Corporation	912909AD0 / US912909AD03	$350,000,000	2	$75,000,000	$870.00	$50.00	$920.00
6.625% Senior Secured Notes due 2029	Big River Steel LLC and BRS Finance Corp.	08949LAB6 / US08949LAB62 U0901LAB6/ USU0901LAB63	$720,000,000	3	$75,000,000	$975.00	$50.00	$1,025.00

(1) Excludes accrued and unpaid interest up to, but not including, the applicable Settlement Date, which will be paid in addition to the Tender Offer Consideration or Total Consideration, as applicable.

(2) Includes the Early Tender Premium.

©2022 U. S. Steel. All Rights Reserved
www.ussteel.com United States Steel Corporation

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com The total consideration (the “Total Consideration”) payable for each $1,000 principal amount of Securities validly tendered at or prior to 5:00 p.m., New York City time, on August 30, 2022 (such date and time, as it may be extended, the “Early Tender Date”) and accepted for purchase pursuant to the Tender Offers will be the applicable total consideration for such series of Securities set forth in the table above. The Total Consideration includes the early tender premium for such series of Securities also set forth in the table above (the “Early Tender Premium”). Holders must validly tender and not subsequently validly withdraw their Securities at or prior to the Early Tender Date in order to be eligible to receive the Total Consideration for such Securities purchased in the Tender Offers. Subject to the terms and conditions of the Tender Offers, each Holder who validly tenders and does not subsequently validly withdraw their Securities at or prior to the Early Tender Date will be entitled to receive the Total Consideration, plus accrued and unpaid interest up to, but not including, the applicable Settlement Date (as defined below) if and when such Securities are accepted for payment. Holders who validly tender their Securities after the Early Tender Date but at or prior to the Expiration Date will be entitled to receive the tender offer consideration equal to the applicable Total Consideration less the applicable Early Tender Premium (the “Tender Offer Consideration”), plus accrued and unpaid interest up to, but not including, the applicable Settlement Date, if and when such Securities are accepted for payment. Each of the Offerors, respectively, reserves the right, but is under no obligation, at any point following the Early Tender Date and before the Expiration Date, to accept for purchase any Securities validly tendered at or prior to the Early Tender Date (the “Early Settlement Date”). The Early Settlement Date will be determined at each Offeror's option and is currently expected to occur on the second business day following the Early Tender Date, subject to all conditions to the Tender Offers having been satisfied or waived. The expected Early Settlement Date is September 1, 2022, unless extended by the Offerors, as applicable, assuming all conditions to the Tender Offers have been satisfied or waived. Irrespective of whether each Offeror, respectively, chooses to exercise its option to have an Early Settlement Date, each Offeror, respectively, will purchase any remaining Securities that have been validly tendered by the Expiration Date and that each Offeror chooses to accept for purchase, subject to the applicable Series Maximum Tender Amounts, the Tender Cap Amount, the application of the Acceptance Priority Levels and all conditions to the Tender Offers having been satisfied or waived by the applicable Offeror, on a date immediately following the Expiration Date (the “Final Settlement Date” and each of the

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Early Settlement Date and Final Settlement Date, a “Settlement Date”). The Final Settlement Date is expected to occur on the second business day following the Expiration Date, subject to all conditions to the Tender Offers having been satisfied or waived by the respective Offeror. The expected Final Settlement Date is September 16, 2022 unless extended by the respective Offeror, assuming all conditions to the Tender Offers have been satisfied or waived. To receive either the Total Consideration or the Tender Offer Consideration, holders of the Securities must validly tender and not validly withdraw their Securities prior to the Early Tender Date or the Expiration Date, respectively. Securities tendered may be withdrawn from the Tender Offers at or prior to, but not after, 5:00 p.m., New York City time, on August 30, 2022, unless extended, by following the procedures described in the Offer to Purchase. Subject to each Series Maximum Tender Amount, the Tender Cap Amount, the application of the Acceptance Priority Levels and the other terms and conditions described in the Offer to Purchase, and each of the Offerors’ right to increase or decrease any or all of the Series Maximum Tender Amounts and the Tender Cap Amount, each Offeror intends to accept for payment the respective Securities validly tendered at or prior to the Expiration Date, and will only prorate the Securities if the aggregate principal amount of Securities validly tendered at or prior to the Early Tender Date or the Expiration Date, as applicable, exceeds the applicable Series Maximum Tender Amount, or if the aggregate principal amount of Securities of all series validly tendered at or prior to the Early Tender Date or the Expiration Date, as applicable, exceeds the Tender Cap Amount. The amounts of each series of Securities that are purchased in the Tender Offer will be determined in accordance with the Acceptance Priority Levels set forth in the Offer to Purchase and referenced in the table above, with 1 being the highest Acceptance Priority Level and 3 being the lowest Acceptance Priority Level. At the applicable Settlement Date, all Securities validly tendered and not validly withdrawn in the Tender Offer having a higher (i.e., lower numerical) Acceptance Priority Level will be accepted before any tendered Securities having a lower (i.e., higher numerical) Acceptance Priority Level are accepted in the Tender Offer, subject to the applicable Series Maximum Tender Amounts. If the aggregate principal amount of any Securities tendered and not validly withdrawn in the applicable Tender Offer exceeds the amount of the applicable Series Maximum Tender Amount or the

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Tender Cap Amount, as applicable, remaining available for application, then, if any Securities of such series are purchased, the applicable Offeror will accept such Securities on a pro rata basis. If the Tender Offers are not fully subscribed as of the Early Tender Date and the Offerors elect to have an Early Settlement Date, holders who validly tender Securities after the Early Tender Date may be subject to proration, whereas holders who validly tender Securities at or prior to the Early Tender Date will not be subject to proration, subject to the applicable Series Maximum Tender Amounts. In addition, if the aggregate principal amount of Securities validly tendered in the applicable Tender Offer at or prior to the Early Tender Date exceeds the applicable Series Maximum Tender Amount, or if the aggregate principal amount of Securities of all series validly tendered at or prior to the Early Tender Date exceeds the Tender Cap Amount and the Offerors elect to have an Early Settlement Date, Securities tendered after the Early Tender Date will not be eligible for purchase, unless the applicable Series Maximum Tender Amount or the Tender Cap Amount is increased, as the case may be. However, in the event the Offerors do not elect to have an Early Settlement Date and the applicable Tender Offer is fully subscribed, or the aggregate principal amount of Securities of all series validly tendered at or prior to the Expiration Date exceeds the Tender Cap Amount, as applicable, all holders who validly tendered Securities in the applicable Tender Offer will be subject to proration, subject to the application of the Acceptance Priority Levels and the Series Maximum Tender Amounts. Securities which were not accepted for purchase due to the applicable Series Maximum Tender Amount, the Tender Cap Amount or the application of the Acceptance Priority Levels may be accepted if the Offerors, as applicable, increase the applicable Series Maximum Tender Amount or the Tender Cap Amount, as applicable, which the Offerors are entitled to do at their sole discretion, and such increase is not fully used up by Securities validly tendered at or prior to the Early Tender Date (in the event we elect to have an Early Settlement Date) or by Securities purchased in a higher (i.e., lower numerical) Acceptance Priority Level. There can be no assurance that the Offerors will increase any Series Maximum Tender Amount or the Tender Cap Amount. The obligation of each Offeror to accept for purchase and to pay either the Total Consideration or Tender Offer Consideration and the accrued and unpaid interest on the Securities pursuant to the Tender Offers is not subject to any minimum tender condition or a financing condition, but is subject to each Series Maximum Tender Amount, the Tender Cap Amount, the application of the Acceptance Priority Levels and certain other conditions described in the Offer to Purchase.

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com The Offerors have retained Goldman, Sachs & Co. LLC, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC to serve as Dealer Managers for the Tender Offers. D.F. King & Co., Inc. has been retained to serve as the Information Agent and Tender Agent for the Tender Offers. Questions regarding the Tender Offers may be directed to Goldman, Sachs & Co. LLC at (800) 828-3182 (toll free) or (212) 902-5962 (collect), Credit Suisse Securities (USA) LLC at (800) 820-1653 (toll-free) or (212) 325-6340 (collect), J.P. Morgan Securities LLC at (866) 834-4666 (toll free) or (212) 834-3822 (collect) and Wells Fargo Securities, LLC at (866) 309-6316 (toll-free) or (704) 410- 4759 (collect). Requests for the Offer to Purchase may be directed to D.F. King & Co., Inc. at 48 Wall Street, New York, New York 10005, Attn: Michael Horthman, (212) 269-5550 (for banks and brokers) or (800) 659-5550 (for all others) or email at uss@dfking.com. The Offerors are making the Tender Offers only by, and pursuant to, the terms of the Offer to Purchase. None of the Offerors, the Dealer Managers, the Information Agent and Tender Agent make any recommendation as to whether holders should tender or refrain from tendering their Securities. Holders of Securities must make their own decision as to whether to tender their Securities and, if so, the principal amount of such Securities to tender. The Tender Offers are not being made to holders of Securities in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Tender Offers to be made by a licensed broker or dealer, the Tender Offers will be deemed to be made on behalf of the Offerors by the Dealer Managers, or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction. This press release does not constitute an offer to purchase securities or a solicitation of an offer to sell any securities or an offer to sell or the solicitation of an offer to purchase any new securities, nor does it constitute an offer or solicitation in any jurisdiction in which such offer or solicitation is unlawful. Capitalized terms used in this press release but not otherwise defined herein have the meanings assigned to them in the Offer to Purchase. Cautionary Statement All statements included in this press release, other than historical information or statements of historical fact, are forward-looking statements. Words such as, but not limited to, “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “could,” “may,” “will,” “should,” and similar expressions are intended to identify forward-looking statements. All forward-looking statements rely on a number of

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors, many of which are outside the Company's control that could cause actual results to differ materially from those reflected in such statements. Accordingly, the Offerors caution that the forward-looking statements contained herein are qualified by these and other important factors and uncertainties that could cause results to differ materially from those reflected by such statements. For more information on the potential factors, please review U. S. Steel's filings with the Securities and Exchange Commission, including, but not limited to, U. S. Steel's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. ### 2022-033 Founded in 1901, United States Steel Corporation is a leading steel producer. With an unwavering focus on safety, the Company’s customer-centric Best for All® strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers, and packaging industries with high value- added steel products such as U. S. Steel’s proprietary XG3™ advanced high-strength steel. The Company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 22.4 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world-class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.